Inventories, Net	12 Months Ended
Dec. 31, 2011
Inventories, Net [Abstract]
INVENTORIES, NET

5. INVENTORIES, NET

Inventories are stated at the lower of cost or market value. Cost is based on the weighted average cost by adjusting standard cost to approximate actual manufacturing costs on a quarterly basis; the cost is therefore dependent on the Company’s manufacturing performance. In the case of underutilization of manufacturing facilities, the costs associated with the excess capacity are not included in the valuation of inventories but charged directly to cost of sales.

Provisions for obsolescence are estimated for excess uncommitted inventories based on the previous quarter’s sales, backlog of orders and production plans.

Inventories, net of reserve, consisted of the following:

	December 31, 2011	December 31, 2010
Raw materials	105	80
Work-in-process	1,002	976
Finished products	424	441
Total	1,531	1,497